UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): July 6, 2005 (June 29, 2005)


                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           1-10315                                        63-0860407
           -------                                        ----------
   (Commission File Number)                    (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On July 1, 2005, HEALTHSOUTH Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing the election of Mr. L. Edward Shaw Jr., 60, and Mr. Donald L. Correll, 54, to the Board of Directors and the Special Committee of the Board of Directors of the Company, effective June 29, 2005.

         Mr. Shaw has served as Of Counsel in the New York office of Gibson, Dunn & Crutcher since 2003. From 1999 to 2003, Mr. Shaw served as Executive Vice President and General Counsel and as a member of the Office of the Chairman at Aetna Inc. From 1996 to 1999, Mr. Shaw served as Chief Corporate Officer for North America at National Westminster Bank. Prior to joining National Westminster Bank, Mr. Shaw served as Executive Vice President and General Counsel of Chase Manhattan Bank, which he joined in 1983. Mr. Shaw received his Bachelor of Arts degree from Georgetown University and his Juris Doctor degree from Yale Law School. Mr. Shaw currently serves as Independent Consultant to the Board of Directors of the NYSE. In addition, he serves as a Director of the Mine Safety Appliances Company.

         Mr. Correll has served as the President and Chief Executive Officer of Pennichuck Corporation since August 2003. From 1991 to 2001, Mr. Correll served as Chairman, Chief Executive Officer and President of United Water Resources, then one of the largest investor owned water utilities in the United States, until its sale to Suez Lyonnaise des Eaux, an international provider of water and wastewater services. Mr. Correll currently serves as Commissioner of the New Jersey Water Supply Authority. Mr. Correll, a certified public accountant, received his Bachelor of Science degree from The Pennsylvania State University and a Masters in Business Administration degree from New York University Graduate School of Business. Mr. Correll also serves as a Director of Interchange Financial Services Corporation.

         Since January 1, 2004, there have been no transactions or proposed transactions to which the Company or any of its subsidiaries was or is to be a party in which Mr. Shaw or Mr. Correll had or is to have a direct or indirect material interest.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHSOUTH CORPORATION


                                       By:    /s/ Gregory L. Doody
                                           ------------------------------------
                                           Name:  Gregory L. Doody
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Dated: July 6, 2005


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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   99                  Press Release of HEALTHSOUTH Corporation dated as of
                       July 1, 2005.